FIRST AMENDMENT TO PROMISSORY NOTE (NOTE F – TERM LOAN) AND THIRD AMENDMENT TO LOAN AGREEMENT

Loan 202051     Effective Date: November 4, 2024

    WHEREAS, Gladstone Land Limited Partnership, a Delaware limited partnership, (the “Borrower”) executed and delivered to Metropolitan Life Insurance Company (“Lender”) that certain Promissory Note (Note F – Term Loan) in the original principal amount of $100,000,000.00 dated February 3, 2022 (the “Note F”), along with that certain Loan Agreement dated February 20, 2020, as amended by that certain First Amendment to Loan Agreement dated February 3, 2022 ,and as amended by that certain Second Amendment to Loan Agreement dated December 14, 2023 (collectively, as amended, the “Loan Agreement”); and

    WHEREAS, the Borrower has requested a modification of the terms of the Loan which necessitate modification of Note F and the Loan Agreement by this modification agreement (the “Modification Agreement”); and

    WHEREAS, Lender has agreed to Borrower’s request subject to the terms and conditions set forth below.

    NOW, THEREFORE, for good and valuable consideration, Borrower hereby covenants and agrees as set forth below:

1.    Defined Terms. All capitalized terms not otherwise defined herein shall be in reference to those terms as they are defined in the Loan Agreement.

2.    As of the Effective Date, the terms of Note F are hereby modified as follows:

    a)    Section 2(b) of Note F is hereby deleted in its entirety and replaced with the following:

        “(b)    Commencing on January 5, 2027 and continuing on the fifth (5th) day of each July and January thereafter, Borrower shall make a semi-annual payments of principal in the amount equal to one and 75/100 percent (1.75%) of the outstanding principal balance of the Note as of January 5, 2027.”

3.    As of the Effective Date, Section 3.1 of the Loan Agreement is hereby modified such that the reference in Section 3.1 to December 31, 2024 is deleted and replaced with December 31, 2026.

4. In the event of any conflicts or inconsistencies between the terms and conditions set forth in Sections 2 or 3 of this Modification Agreement and Note F or the Loan Agreement, then the terms and conditions set forth in Sections 2 and 3 hereof shall control.

6.    The default rate of interest shall remain at 16%.

7. In connection with the execution and delivery of this Modification Agreement, Borrower shall remit a service charge to Lender in the amount of $2,000.00.

8.    A default under this Agreement shall be a default under the Note and all other Loan Documents.

9.    Borrower hereby restates and reaffirms all of the covenants, representations and warranties set forth in the Loan Agreement, as made as of the date of this Modification Agreement. In particular, all of the representations and warranties set forth in Section 4 of the Loan Agreement, as amended hereby, as applied to the Borrower and all of the Collateral, remain true, accurate, and complete. Except as specifically amended by this Modification Agreement, Note F and the Loan Agreement shall remain unmodified and in full force and effect. Borrower hereby reaffirms for the benefit of Lender each and every of the terms and provisions of the Notes and the Loan Agreement.

10.    Borrower and Gladstone Land Corporation (the “Guarantor”) acknowledge for the benefit of Lender that the Notes, Guaranty, dated February 20, 2020 by Guarantor in favor of Lender (the “Guaranty”), Loan Agreement, as amended hereby, the Security Instruments, and any other Loan Documents are valid and binding obligations enforceable in accordance with their terms, and neither Borrower nor Guarantor has any offset or defense against the indebtedness evidenced by the Notes or any obligations set forth in the Loan Documents.

11.    Guarantor hereby confirms and reaffirms all of the representations, warranties, covenants and obligations of the Guaranty and the other Loan Documents, and further confirms and agrees that the Guarantor is and shall continue to be liable for all obligations arising under and in connection with the Loan.

The remainder of this page is intentionally blank. Signature page to follow.

Borrower hereby acknowledges receipt of a copy of this instrument.

In Witness Whereof, Borrower and Guarantor have executed this FIRST AMENDMENT TO PROMISSORY NOTE (NOTE F – TERM LOAN) AND THIRD AMENDMENT TO LOAN AGREEMENT as of the Effective Date.

Borrower:

Gladstone Land Limited Partnership,
a Delaware limited partnership

By: Gladstone Land Partners, LLC,
         a Delaware limited liability company,
         its General Partner

         By: Gladstone Land Corporation,
     a Maryland corporation
     its Manager

     By: __/s/ David Gladstone__
        David Gladstone
        President and CEO
Guarantor: Gladstone Land Corporation, a Maryland corporation By: ___/s/ David Gladstone__ David Gladstone President and CEO

This FIRST AMENDMENT TO PROMISSORY NOTE (NOTE F – TERM LOAN) AND THIRD AMENDMENT TO LOAN AGREEMENT has been acknowledged and accepted by Lender, as of the Effective Date.

METROPOLITAN LIFE INSURANCE COMPANY
a New York corporation

By: MetLife Investment Management, LLC,
its investment manager

By: ____/s/ Rober Frudden____________
     Robert Frudden
Authorized Signatory and Director

SECOND AMENDMENT TO PROMISSORY NOTE (NOTE E – TERM FACILITY) AND THIRD AMENDMENT TO LOAN AGREEMENT

Loan 200539     Effective Date: November 4, 2024

    WHEREAS, Gladstone Land Limited Partnership, a Delaware limited partnership, (the “Borrower”) executed and delivered to Metropolitan Life Insurance Company (“Lender”) that certain Promissory Note (Note E – Term Facility) in the original principal amount of $75,000,000.00 dated February 20, 2020 (“Original Note E”), as amended by that certain Promissory Note (Note # - Term Facility), Second Loan Agreement and Other Loan Documents Modification Agreement, dated October 15, 2022 (“Promissory Note and Loan Agreement Amendment”, the Original Note E as amended by the Promissory Note and Loan Agreement Amendment, “Note E”), along with that certain Loan Agreement dated February 20, 2020, as amended by (i) that certain First Amendment to Loan Agreement dated February 3, 2022, (ii) the Promissory Note and Loan Agreement, (iii) that certain Second Amendment to Loan Agreement dated December 14, 2023 (collectively, as amended, the “Loan Agreement”); and

    WHEREAS, the Borrower has requested a modification of the terms of the Loan which necessitate modification of Note E by this Modification Agreement (the “Modification Agreement”); and

    WHEREAS, Lender has agreed to Borrower’s request subject to the terms and conditions set forth below.

    NOW, THEREFORE, for good and valuable consideration, Borrower hereby covenants and agrees as set forth below:

1.    Defined Terms. All capitalized terms not otherwise defined herein shall be in reference to those terms as they are defined in the Loan Agreement.

2.    As of the Effective Date, the terms of Note E are hereby modified as follows:

    a)    Section 2(b) of Note E is hereby deleted in its entirety and replaced with the following:

        “(b)    Commencing on January 5, 2025, and continuing on the fifth (5th) day of each July and January thereafter until the draw period expires, Borrower shall make semi-annual payment of principal in the amount equal to one and 75/100 percent (1.75%) of the outstanding principal balance of the Note as of January 5, 2025. Commencing on January 5, 2027 and continuing on the fifth (5th) day of each July and January thereafter, Borrower shall make a semi-annual payment of principal in the amount equal to one and 75/100 percent (1.75%) of the then-outstanding principal balance of the Note as of January 5, 2027.”

b)    The last two sentences of Section 14 of Note E are hereby deleted in their entirety and replaced with the following:

“Lender’s commitment to additional disbursements under the Loan shall extend only to December 31, 2026. Effective January 1, 2027,

Borrower’s obligation to pay accrued Unused Commitment Fees shall cease.”

3.    As of the Effective Date, Section 3.1 of the Loan Agreement is hereby modified such that reference in Section 3.1 to December 31, 2024 is deleted and replaced with December 31, 2026.

4.    In the event of any conflicts or inconsistencies between the terms and conditions set forth in Section 2 or 3 of this Modification Agreement and Note E or Loan Agreement, then the terms and conditions set forth in this Section 2 and 3 above shall control.

5.    The default rate of interest shall remain at 16%.

6. In connection with the execution and delivery of this Modification Agreement, Borrower shall remit a service charge to Lender in the amount of $2,000.00.

7.    A default under this agreement shall be a default under the Notes and all other Loan Documents.

8.    Borrower hereby restates and reaffirms all of the covenants, representations and warranties set forth in the Loan Agreement, as made as of the date of this Modification Agreement. In particular, all of the representations and warranties set forth in Section 4 of the Loan Agreement, as amended hereby, as applied to the Borrower and all of the Collateral, remain true, accurate, and complete. Except as specifically amended by this Modification Agreement, Note E and the Loan Agreement shall remain unmodified and in full force and effect. Borrower hereby reaffirms for the benefit of Lender each and every of the terms and provisions of the Notes and the Loan Agreement.

9.    Borrower and Gladstone Land Corporation (the “Guarantor”) acknowledge for the benefit of Lender that the Notes, Guaranty Agreement, dated February 20, 2020 by Guarantor in favor Lender (the “Guaranty”), Loan Agreement, as amended hereby, the Security instruments, and any other Loan Documents are valid and binding obligations enforceable in accordance with their terms, and neither Borrower nor Guarantor has any offset or defense against the indebtedness evidenced by the Notes, the Guaranty or any obligations set forth in the Loan Documents.

10.    Guarantor hereby confirms and reaffirms all of the representations, warranties, covenants and obligations of the Guaranty and the other Loan Documents, and further confirms and agrees that the Guarantor is and shall continue to be liable for all obligations arising under and in connection with the Loan.

The remainder of this page is intentionally blank. Signature page to follow.

Borrower hereby acknowledges receipt of a copy of this instrument.

In Witness Whereof, Borrower and Guarantor have executed this SECOND AMENDMENT TO PROMISSORY NOTE (NOTE E – TERM FACILITY) AND THIRD AMENDMENT TO LOAN AGREEMENT as of the Effective Date.

Borrower:

Gladstone Land Limited Partnership,
a Delaware limited partnership

By: Gladstone Land Partners, LLC,
         a Delaware limited liability company,
         its General Partner

         By: Gladstone Land Corporation,
     a Maryland corporation
     its Manager

     By: _/s/ David Gladstone___
        David Gladstone
        President and CEO
Guarantor: Gladstone Land Corporation, a Maryland corporation By: __/s/ David Gladstone___ David Gladstone President and CEO

THIS SECOND AMENDMENT TO PROMISSORY NOTE (NOTE E – TERM FACILITY) AND THIRD AMENDMENT TO LOAN AGREEMENT HAS BEEN ACKNOWLEDGED AND ACCEPTED BY LENDER, AS OF THE EFFECTIVE DATE.

METROPOLITAN LIFE INSURANCE COMPANY
a New York corporation

By: MetLife Investment Management, LLC,
its investment manager

By: ___/s/ Robert Frudden_____________________________
     Robert Frudden
Authorized Signatory and Director